EXHIBIT 99.2

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of fixed rate residential mortgage loans
(non-traditional or "alternative A" underwriting standards)
for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2004		2003		2002		2001
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	21,295		15,870		13,215		21,028
Aggregate Principal Balance	$4,679,748,725.38		$4,444,809,569.62		$2,876,598,305.59		$4,586,387,858.41
Approximate Weighted Average Mortage Interest Rate	6.02		5.79		7.12		7.98

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Range Mortgage Intereset Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	82	0.47%	25	0.17%	0	0.00%	0	0.00%
4.001 - 5.000%	2,562	19.96%	1,577	12.17%	28	0.34%	0	0.00%
5.001 - 6.000%	6,173	33.58%	8,417	60.90%	886	10.52%	16	0.14%
6.001 - 7.000%	8,469	33.92%	3,990	21.68%	4,063	36.69%	1,323	9.04%
7.001 - 8.000	2,436	7.80%	1,046	3.20%	6,256	40.53%	10,565	51.82%
8.001 - 9.000%	1,186	3.41%	788	1.81%	1,814	10.50%	6,978	29.89%
9.001 or Greater	387	0.87%	27	0.07%	168	1.42%	2,146	9.11%
Approximate Weighted Average Original Term (in months)	344.91		349.8		339.74		343.74
Approximate Weighted Average Remaining Term (in months)			345.89		337.55		345.37
Approximate Weighted Average Credit Score (2)	715.64		712.06		714.88		710.68
Minimum Credit Score (2)	1		1		1		1
Maximum Credit Score (2)	999		999		999		999

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Detached	14,486	68.81%	10,565	67.17%	8,644	67.15%	14,424	71.60%
Duplex	1,050	4.71%	528	2.75%	605	3.93%	896	3.16%
Triplex	296	1.40%	194	0.97%	454	2.92%	766	2.90%
Fourplex	381	1.75%	202	0.96%	541	3.42%	743	2.89%
Townhouse	243	0.74%	22	0.10%	12	0.09%	3	0.02%
Condominium	1,462	6.04%	1,349	6.98%	824	4.79%	1,468	5.26%
Housing Cooperative	113	0.39%	91	0.26%	118	0.59%	53	0.12%
Planned Unit Development	3,200	15.88%	2,842	20.33%	1,973	16.85%	2,594	13.70%
Other	64	0.28%	77	0.48%	44	0.28%	81	0.35%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase	9,678	43.38%	6,444	41.41%	5,918	40.92%	11,607	51.32%
Rate/Term Refinance	4,231	21.64%	4,478	28.47%	3,649	30.74%	4,048	21.58%
Cash Out Refinance	6,967	33.46%	4,948	30.12%	3,648	28.34%	5,373	27.10%

Approximate Weighted Average Loan-To-Value Ratio	71.02		73.51		72.19		74.6

Series Designation for Prior Securitized Pool	2004		2003		2002		2001

Geographic Concentration (3):	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	136	0.37%	36	0.11%	41	0.26%	56	0.17%
Alaska	7	0.03%	6	0.02%	1	0.01%	0	0.00%
Arizona	1,161	4.48%	605	3.00%	269	1.81%	393	1.66%
Arkansas	29	0.07%	10	0.06%	39	0.15%	29	0.09%
California	5,089	35.08%	7,056	55.88%	3,637	37.48%	7,415	45.94%
Colorado	854	4.10%	677	3.70%	401	3.16%	670	3.19%
Connecticut	214	1.30%	127	0.96%	174	1.40%	283	1.32%
Delaware	24	0.09%	9	0.04%	10	0.06%	25	0.09%
District Of Columbia.	37	0.24%	38	0.28%	31	0.29%	57	0.38%
Florida	1,556	5.66%	814	3.61%	853	4.71%	971	3.01%
Georgia	663	2.15%	399	2.16%	400	2.45%	417	1.76%
Hawaii	96	0.58%	25	0.13%	88	0.74%	184	0.86%
Idaho	146	0.35%	102	0.35%	78	0.38%	163	0.50%
Illinois	638	2.99%	303	1.64%	292	2.36%	439	2.28%
Indiana	114	0.33%	39	0.13%	89	0.50%	151	0.41%
Iowa	35	0.11%	10	0.03%	23	0.08%	47	0.14%
Kansas	72	0.25%	27	0.09%	113	0.45%	103	0.31%
Kentucky	67	0.17%	15	0.05%	55	0.25%	73	0.20%
Louisiana	87	0.28%	28	0.10%	157	0.74%	172	0.53%
Maine	55	0.19%	23	0.10%	62	0.36%	136	0.41%
Maryland	358	1.69%	285	1.59%	263	2.21%	438	2.09%
Massachusetts	540	3.31%	235	1.47%	461	4.10%	764	3.98%
Michigan	220	0.82%	220	0.85%	322	1.72%	450	1.51%
Minnesota	364	1.54%	80	0.41%	194	1.30%	219	1.04%
Mississippi	4	0.01%	6	0.02%	38	0.18%	18	0.05%
Missouri	226	0.67%	55	0.17%	118	0.58%	210	0.62%
Montana	56	0.16%	43	0.13%	45	0.26%	57	0.30%
Nebraska	26	0.07%	10	0.04%	11	0.05%	17	0.05%
Nevada	1,107	4.93%	211	0.99%	288	1.72%	451	1.75%
New Hampshire	135	0.56%	41	0.22%	104	0.63%	138	0.46%
New Jersey	471	2.52%	318	2.03%	374	2.98%	609	3.01%
New Mexico	195	0.65%	58	0.24%	99	0.55%	182	0.62%
New York	822	5.56%	776	4.70%	687	6.31%	589	3.10%
North Carolina	354	1.31%	334	1.58%	202	1.33%	212	0.96%
North Dakota	8	0.02%	1	0.00%	6	0.02%	7	0.01%
Ohio	263	0.73%	127	0.40%	381	1.56%	569	1.43%
Oklahoma	101	0.27%	37	0.11%	48	0.21%	52	0.15%
Oregon	801	2.62%	512	2.09%	255	1.72%	394	1.60%
Pennsylvania	301	1.06%	195	0.80%	482	2.28%	679	1.77%
Rhode Island	66	0.30%	27	0.14%	133	0.71%	184	0.49%
South Carolina	182	0.74%	105	0.55%	84	0.57%	73	0.25%
South Dakota	5	0.01%	5	0.01%	10	0.04%	18	0.05%
Tennessee	128	0.38%	101	0.38%	155	0.74%	182	0.58%
Texas	1,370	3.54%	394	1.62%	623	3.28%	991	3.33%
Utah	273	0.92%	213	0.99%	172	0.99%	326	1.29%
Virginia	346	1.83%	255	1.62%	310	2.63%	584	2.82%
Vermont	54	0.20%	5	0.01%	15	0.08%	20	0.08%
Washington	1,271	4.25%	800	4.17%	430	3.18%	642	2.87%
Wisconsin	148	0.45%	57	0.19%	59	0.30%	119	0.37%
West Virginia	13	0.03%	8	0.01%	20	0.06%	32	0.08%
Wyoming	7	0.03%	7	0.02%	12	0.06%	17	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%

Notes:

(1) Weighted averages refer to weighted averages by principal balance.

(2) Excludes mortgage loans for which no credit score was available.

(3) Percentage of aggregate pool balance represented by mortgage loans in the specified state.